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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2004

EPIX Medical, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-21863 (Commission File Number)	04-3030815 (IRS Employer Identification No.)
71 Rogers Street Cambridge, Massachusetts 02142 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (617) 250-6000

Item 5. Other Events.

        On February 17, 2004, Epix Medical, Inc. issued a press release announcing that the U.S. Food and Drug Administration (FDA) has determined that the New Drug Application (NDA) submitted for MS-325 (gadofosveset) has been accepted for filing by the Agency and has been designated for a standard review cycle. Acceptance for filing indicates that the FDA considers the NDA to be complete and ready for review. The target date for first FDA action in the standard review cycle is ten months from the December, 2003 date of submission. MS-325, a contrast agent designed specifically for vascular imaging with magnetic resonance angiography (MRA), is being co-developed by EPIX Medical, Inc. (Nasdaq:EPIX) and Schering AG, Germany (NYSE:SHR; FSE:SCH). A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

  (c)
  The following exhibits are furnished with this report:

Exhibit Number	Description
99.1	Press Release dated February 17, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIX Medical, Inc. (Registrant)
Date: February 17, 2004	By:	/s/ PEYTON J. MARSHALL Peyton J. Marshall Senior Vice-President, Finance and Administration, Chief Financial Officer

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SIGNATURES